UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K/A

(Amendment No. 1)

_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 24, 2018

_________________________

Brookfield Property REIT Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34948	27-2963337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Vesey Street, 15th Floor, New York, NY	10281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 417-7000

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Introductory Note.

On August 28, 2018, Brookfield Property REIT Inc. (formerly known as GGP Inc., the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the consummation of certain transactions contemplated by that certain Agreement and Plan of Merger, dated as of March 26, 2018 (as amended by the Amendment to Agreement and Plan of Merger, dated June 25, 2018, the “Merger Agreement”) among Brookfield Property Partners L.P., a Bermuda exempted limited partnership (“BPY”), Goldfinch Merger Sub Corp., a Delaware corporation and an indirect, wholly owned subsidiary of BPY (“Acquisition Sub”), and the Company, including the merger of Acquisition Sub with and into the Company (the “Merger”).

The Initial Form 8-K omitted the financial statements of the Company and the pro forma combined financial information in relation to the Merger, as permitted by Items 9.01(a)(4) and Item 9.01 (b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required pursuant to this Item 9.01(a) in relation to the Merger are filed herewith as Exhibit 99.1 through Exhibit 99.3 to this Amendment No. 1 and incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required pursuant to this Item 9.01(b) in relation to the Merger is filed herewith as Exhibit 99.4 to this Amendment No. 1 and incorporated in this Item 9.01(b) by reference.

(b) Exhibits.

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements of GGP Inc. (now known as Brookfield Property REIT Inc.) as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of GGP Inc. (File No. 001-34948), filed on February 22, 2018).
99.2	Unaudited Consolidated Balance Sheet of GGP Inc. (now known as Brookfield Property REIT Inc.) as of June 30, 2018 (incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of GGP Inc. (File No. 001-34948), filed on July 31, 2018).
99.3	Unaudited Consolidated Statements of Comprehensive Income of GGP Inc. (now known as Brookfield Property REIT Inc.) for the three and six months ended June 30, 2018 and 2017 (incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of GGP Inc. (File No. 001-34948), filed on July 31, 2018).
99.4*	Unaudited Pro Forma Combined Statements and Notes to the Unaudited Pro Forma Combined Statements of Operations.

__________________

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD PROPERTY REIT INC.

Date: November 8, 2018	By:	/s/ Michelle Campbell
	Name:	Michelle Campbell
	Title:	Secretary